                         VALUE LINE CENTURION FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 18, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2002


On September 18, 2002, the shareholders of Value Line Centurion Fund, Inc. (the "Fund") approved the adoption of a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. As a result of this action by the shareholders, certain changes to the Fund's prospectus are necessary. These changes are described below.

1. Replace page 4 with the following

WHAT ARE THE FUND'S FEES AND EXPENSES?

These tables describe the fees and expenses you pay in connection with an investment in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF    NONE
  OFFERING PRICE
--------------------------------------------------------------------------------
  MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL       NONE
  PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS            NONE
--------------------------------------------------------------------------------
  REDEMPTION FEE                                                          NONE
--------------------------------------------------------------------------------
  EXCHANGE FEE                                                            NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)
--------------------------------------------------------------------------------
  MANAGEMENT FEES                                             0.50%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*                      0.40%
--------------------------------------------------------------------------------
  OTHER EXPENSES                                              0.09%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES**                      0.99%
--------------------------------------------------------------------------------

* The Service and Distribution Plan (12b-1 plan) became effective September 18, 2002. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.
**   Computed assuming the 12b-1 plan was in effect for the entire year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------
  VALUE LINE CENTURION FUND, INC.     $101       $315        $547        $1,213
----------------------------------------------------------------------------------

2. On page 9, under "ABOUT YOUR ACCOUNT," add the following:


SERVICE AND DISTRIBUTION PLAN

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Fund has adopted a Service and Distribution Plan. Under the Plan, the Fund will pay to Value Line Securities, Inc., the Fund's distributor (the "Distributor"), a fee at an annual rate of 0.40% of the Fund's average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Fund.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing bases, over time these fees will increase the cost of the your investment and may cost you more than paying other types of sales charges.

From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Fund shares, or to make payments to third parties that provide assistance in selling Fund shares or that provide support services to owners of Contracts. These amounts would be in addition to amounts paid by the Fund.